UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 405-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As discussed below, on May 3, 2012, AXIS Capital Holdings Limited (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders approved an amendment to the Company’s 2007 Long-Term Equity Compensation Plan (the “Plan”). The principal purpose of the amendment is to increase by 6,000,000 the number of shares authorized for issuance under the Plan. A description of the material features of the Plan, as amended, is set forth in the Company’s definitive proxy statement for the Annual Meeting filed on March 22, 2012 (the “Proxy Statement”) in the section titled “Proposal 3 – Amendment to the 2007 Long-Term Equity Compensation Plan,” and a copy of the Plan, as amended, is attached to the Proxy Statement as Appendix A and incorporated herein by reference as Exhibit 10.1.

Item 5.07	Submissions of Matters to a Vote of Security Holders.

As discussed above, the Company’s 2012 Annual General Meeting of Shareholders was held on May 3, 2012. Proxies with regard to the matters voted upon at the Annual Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the results of voting on each such matter.

(a)	The election of the Class I Directors named below to serve until the 2015 Annual General Meeting of Shareholders. There was no solicitation in opposition to any of the nominees listed in the proxy statement, and all of the nominees were elected.

Director Name	For	Withheld	Broker Non-Votes
Michael A. Butt	109,357,707	2,091,630	5,897,866
John R. Charman	108,832,635	2,616,702	5,897,866
Charles A. Davis	95,830,316	15,619,021	5,897,866
Sir Andrew Large	108,647,400	2,801,937	5,897,866

(b)	The shareholders approved, in a non-binding vote, the compensation of our named executive officers as set forth in the table below.

For	Against	Abstain	Broker Non-Votes
101,936,843	9,453,118	59,376	5,897,866

(c)	As discussed above, the shareholders approved, as set forth in the table below, an amendment to the Company’s 2007 Long-Term Equity Compensation Plan (the “Plan”) to (i) increase the aggregate number of shares of common stock authorized for issuance under the Plan by 6,000,000; and (ii) make certain administrative changes to the Plan.

For	Against	Abstain	Broker Non-Votes
61,572,935	47,806,275	2,070,127	5,897,866

(d)	The approval of the appointment of Deloitte & Touche Ltd. Hamilton, Bermuda to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 and to authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes
116,981,711	362,744	2,748	n/a

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	AXIS Capital Holdings Limited 2007 Long-Term Equity Compensation Plan, as amended (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement filed on March 22, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2012

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr.
General Counsel